UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 22, 2010

(Date of earliest event reported)

CELLCO PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	333-160446	22-3372889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Verizon Way Basking Ridge, NJ	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 306-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 22, 2010, Verizon Communications Inc. (Verizon) issued a press release and financial tables announcing earnings for the third quarter of 2010. The press release and financial tables, attached as an exhibit hereto, include information related to the results of operations of Verizon’s Domestic Wireless segment, which is primarily comprised of the registrant, Cellco Partnership d/b/a Verizon Wireless (Verizon Wireless), for the third quarter of 2010. The Domestic Wireless segment financial results and metrics differ from those that are generally reported by Verizon Wireless in that they are adjusted to exclude the impact of divested operations as well as the effects of non-recurring or non-operational items as Verizon’s chief operating decision maker excludes these items in assessing the segment’s performance.

Non-GAAP Measures

Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Consolidated adjusted operating revenues is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating our operating results and understanding operating trends. Consolidated adjusted operating revenues exclude the operating revenues associated with the Wireless and Wireline properties divested in 2010 from prior periods.

Verizon consolidated adjusted earnings before interest, taxes, depreciation and amortization (Consolidated adjusted EBITDA), Verizon Wireless Segment EBITDA (Wireless EBITDA), Verizon Wireless Segment EBITDA service margin (Wireless EBITDA service margin), Verizon Wireline Segment EBITDA (Wireline EBITDA) and Verizon Wireline Segment EBITDA margin (Wireline EBITDA margin) are non-GAAP measures and do not purport to be alternatives to GAAP items as measures of operating performance. Management believes that these measures are useful to investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude the depreciation and amortization expenses related primarily to capital expenditures and acquisitions that occurred in prior years, as well as in evaluating operating performance in relation to Verizon’s competitors. Consolidated adjusted EBITDA, Wireless EBITDA, Wireless EBITDA service margin, Wireline EBITDA and Wireline EBITDA margin are presented along with the respective operating income and operating income margins so as not to imply that more emphasis should be placed on them than the corresponding GAAP measures.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expenses, equity in earnings of unconsolidated businesses and other income/(expense), net to net income. Consolidated adjusted EBITDA is calculated by excluding the effect of non-operational or non-recurring items and the impact of divested operations from the calculation of Consolidated EBITDA.

Wireless EBITDA is calculated by adding back depreciation and amortization expenses to Verizon Wireless operating income, and Wireless EBITDA service margin is calculated by dividing Wireless EBITDA by Verizon Wireless service revenues. Wireless EBITDA service margin utilizes service revenues rather than total revenues. Service revenues primarily exclude equipment revenues (as well as other non-service revenues) in order to capture the impact of providing service to the wireless customer base on an ongoing basis.

Wireline EBITDA is calculated by adding back depreciation and amortization expenses to Verizon Wireline operating income, and Wireline EBITDA margin is calculated by dividing Wireline EBITDA by total Wireline revenues.

Verizon Wireless monthly cash expense per customer is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating current operating expense efficiency, as well as in evaluating operating performance in relation to Verizon Wireless’ competitors. Verizon Wireless monthly cash expense per customer is calculated by subtracting equipment and other revenue from Verizon Wireless cost of sales and services and selling, general and administrative expenses and dividing the result by average customers during the period. As a result, monthly cash expense per customer reflects equipment and other revenue on a net cost basis in order to illustrate the impact of the net cost of selling handsets and other equipment to customers and other similar transactions with customers.

Verizon Wireline cash operating expense is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating Verizon Wireline’s operating performance. Verizon Wireline cash operating expense is calculated by subtracting depreciation and amortization expense from total Verizon Wireline operating expense.

Adjusted Earnings per Share (Adjusted EPS) is a non-GAAP financial measure that management believes is useful to investors in evaluating our operating results and understanding our operating trends. Adjusted EPS is calculated by excluding the impact of divested operations and adding back the EPS impact of non-operational or non-recurring items to reported EPS.

Free cash flow is a non-GAAP financial measure that management believes is useful to investors and other users of Verizon’s financial information in evaluating cash available to pay debt and dividends. Free cash flow is calculated by subtracting capital expenditures from cash flow from operations.

Net debt and the ratio of net debt to Adjusted EBITDA are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating Verizon’s leverage. Net debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. For purposes of the ratio of net debt to Adjusted EBITDA, Adjusted EBITDA is calculated for the last 12 months. Management believes this presentation assists investors in understanding trends that are indicative of future operating results given the non-operational or non-recurring nature of the items excluded from the calculation.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated October 22, 2010, issued by Verizon Communications Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cellco Partnership
(Registrant)

Date: October 22, 2010	/s/ Steven E. Zipperstein
Steven E. Zipperstein
Vice President – Legal & External Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated October 22 2010, issued by Verizon Communications Inc.